EXHIBIT 10.9
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                 [FORM OF DEL STOCKHOLDER AGREEMENT]

           STOCKHOLDER AGREEMENT, dated as of October [!], 1998 (this "Agreement"), by and among (i) LaSalle Partners Incorporated, a Maryland corporation ("Parent"), (ii) the Person named as "Stockholder" on the signature page hereto (the "Stockholder") and (iii) if the Stockholder is not a natural person, the person named as "Related DEL Owner" on the signature page hereto.

           WHEREAS, as of the date hereof, Parent and the other parties named therein are entering into Purchase and Sale Agreements (the "Purchase Agreements"), pursuant to which, among other things, it is contemplated that Parent will acquire, directly or indirectly, the asset and property management, advisory and other real estate-related businesses currently being conducted under the name "Jones Lang Wootton" (the "JLW Business");

           WHEREAS, it is a condition to the consummation of the transactions contemplated by the Purchase Agreements that each Person who will receive shares of common stock, $.01 par value per share ("Common Stock"), of Parent, upon the terms and subject to the conditions set forth in the Purchase Agreements, shall have executed and delivered a stockholder agreement that is similar in many respect to this Agreement;

           WHEREAS, it is a condition to the consummation of the transactions contemplated by the Purchase Agreements that each current director, officer and employee of Parent, or any Subsidiary thereof, who was a former partner in DEL and each entity that was a partner of DEL on June 30, 1998 (each a "DEL Stockholder" and, collectively, the "DEL Stockholders") and each Related DEL Owner if applicable, shall have executed and delivered a Stockholder Agreement in the form of this Agreement (with this Agreement and the Stockholder Agreements being executed and delivered by the other DEL Stockholders and Related DEL Owners if applicable being herein called the "DEL Stockholder Agreements"); and

           WHEREAS, Parent, DEL and the other parties named therein have entered into a Registration Rights Agreement, dated as of April 22, 1997 (the "Registration Rights Agreement");

           NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                              ARTICLE I

                             DEFINITIONS

          Section 1.1 Certain Terms. When used in this Agreement, the following terms shall have the meanings specified:

           "Additional Party Signature Page" means a signature page in the form attached hereto as Exhibit A.

           "beneficial ownership" shall have the meaning set forth under Rule 13d-3 promulgated by the SEC under the Exchange Act.

           "Board" means the entire board of directors of Parent, as constituted in accordance with Parent's By-laws from time to time.

           "Business Day" means any day (other than a Saturday or Sunday) on which banks are permitted to be open and transact business in Chicago, Illinois and London, England.

           "Closing" means the closing of the transactions contemplated by the Purchase Agreements.

           "Closing Date" means the date upon which the Closing under each of the Purchase Agreements occurs.

           "Controlled Affiliate" means any Person controlled, directly or indirectly, through one or more intermediaries, by the Stockholder or, if applicable, the Related DEL Owner.

           "Corporate Holder" shall have the meaning set forth in the definition of the term Related Party Transfer.

           "DEL" means DEL-LPL Limited Partnership, a Delaware limited partnership, or DEL-LPAML Limited Partnership, a Delaware limited partnership, or both.

           "DEL Registrable Securities" means, at any time, all Restricted Stock owned by DEL Stockholders who are current directors, officers or employees of Parent or any direct or indirect Subsidiary thereof.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended and from time to time in effect and any successor statute.

           "group" shall have the meaning set forth in Section 13(d)(3) of the Exchange Act.

           "JLW Registrable Securities" means, at any time, all Consideration Shares (and any shares of Common Stock received in respect of such Consideration Shares) issued pursuant to the Purchase Agreements and owned by current directors, officers and employees of Parent, or any direct or indirect Subsidiary thereof, who were partners, directors, officers or employees of the JLW Businesses.

           "Parent Employee Directors" means, collectively, the four executive officers of Parent who are members of the Board.

           "Person" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust or other entity.

           "Registrable Securities" means, at any time, the Restricted Stock (and any shares of Common Stock received in respect of such Restricted Stock) that are subject to this Agreement.

           "Related DEL Owner" means the person named as "Related DEL Owner" on the signature page hereto who is a director, officer, employee or partner of Parent or any Subsidiary thereof and who owns or holds an interest, (beneficial or otherwise) direct or indirect, in the Stockholder.

           "Related Party Transfer" means: (a) a Transfer of Restricted Stock between the Stockholder, or if applicable, the Related DEL Owner and any descendant of such Stockholder or, if the Stockholder is not a natural person, the Related DEL Owner; (b) a Transfer of Restricted Stock between the Stockholder or, if applicable, the Related DEL Owner and the spouse or surviving spouse of such Stockholder or, if such Stockholder is not a natural person, the Related DEL Owner or of any descendant of such Stockholder or Related DEL Owner; (c) a Transfer of Restricted Stock between the Stockholder or, if applicable, the Related DEL Owner and/or one or more of the Persons described in clauses (a) or (b) (a "Qualifying Persons") and any trust (a "Trust Holder") in respect of which such Stockholder or Related DEL Owner and/or one or more Qualifying Persons have a greater than five percent (5%), direct or indirect, financial, beneficial or ownership interest, or have the right to direct or control the voting or disposition of the Restricted Stock held by such Trust Holder; (d) a Transfer of Restricted Stock between the Stockholder or, if applicable, the Related DEL Owner and/or one or more Qualifying Persons and any corporation or limited liability company (a "Corporate Holder") in respect of which the Stockholder and, if applicable, the Related DEL Owner, and/or one or more Qualifying Persons have a greater than five percent (5%), direct or indirect, financial, beneficial or ownership interest, or have the right to direct or control the voting or disposition of the Restricted Stock held by such Corporate Holder; (e) a Transfer of Restricted Stock between the Stockholder or, if applicable, the Related DEL Owner and/or one or more Qualifying Persons and any general or limited partnership (a "Partnership Holder") in respect of which the Stockholders or, if applicable, the Related DEL Owner and/or one or more Qualifying Persons have a greater than five percent (5%) direct or indirect financial, beneficial or ownership interest, or have the right to direct or control the voting or disposition of the Restricted Stock held by such Partnership Holder; or (f) a Transfer of Restricted Stock between the Stockholder and the Related DEL Owner.

           "Related Party Transferee" means any Person who shall have acquired and who shall hold Restricted Stock pursuant to a Related Party Transfer.

           "Restricted Stock" shall mean the shares of Common Stock owned by the Stockholder at and as of the Effective Date hereof which were received by such Stockholder upon the dissolution of DEL but excluding shares of Comon Stock which (a) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or
(b) have been publicly sold pursuant to Rule 144 or under the Securities
Act.

           "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

           "SEC" means the United States Securities and Exchange
Commission.

           "Securities Act" means the Securities Act of 1933, as amended and from time to time in effect and any successor statute.

           "Subsidiary" of any Person means any other Person in respect of which such first Person owns voting securities, other voting ownership or voting partnership interests that are sufficient to elect at least a majority of the board of directors or other governing body of such other Person (or, if there are no such voting interests, 50% or more of the equity interest of which) at the time of such determination, are owned by such first Person or another Subsidiary of such first Person.

           "Transfer" means, with respect to Restricted Stock, any sale, assignment, pledge, hypothecation, encumbrance, gift or other disposition or transfer of such Restricted Stock in any manner whatsoever, direct or indirect, including without limitation by the merger, consolidation or sale of securities of the holder of such Restricted Stock or an entity which owns, directly or indirectly, a majority of the equity interest in such holder.

           "Voting Securities" means (i) Common Stock (including, without limitation, the Restricted Stock), (ii) any other securities of Parent entitled to vote generally for the election of directors of Parent and
(iii) any securities of Parent convertible into or exchangeable for or exercisable for any Common Stock or such other securities.

          Section 1.2 Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

                             ARTICLE II

                                TERM

          Section 2.1 Effectiveness of Agreement. This Agreement shall be effective upon the Closing of the transactions contemplated by the Purchase Agreements (the "Effective Date").

          Section 2.2 Term of Agreement. This Agreement shall terminate on the date (the "Termination Date") that is the earliest to occur of (i) the first Business Day immediately following the fifth annual meeting of stockholders of Parent following the Effective Date, (ii) June 1, 2003 and
(iii) such date as of which this Agreement has been terminated by mutual agreement of Parent and the Stockholder.


                             ARTICLE III

                              COVENANTS

          Section 3.1 Covenants. During the period commencing on the Effective Date and ending on the Termination Date (the "Covenant Period"), each of the Stockholder and, if applicable, the Related DEL Owner shall not, and shall cause each of their respective Controlled Affiliates not to, directly or indirectly:

          (a) make, or in any way cause or participate in, any "solicitation" of "proxies" (as such terms are defined or used in Rule 14a-1 promulgated under the Exchange Act) with respect to Parent, become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 promulgated under the Exchange Act) with respect to Parent, or seek to advise, encourage or influence any person or entity with respect to the voting of any Voting Securities, or execute any written consent with respect to Parent or any Voting Securities (except as otherwise permitted or required by this Agreement);

          (b) (i) initiate, propose or otherwise solicit (or participate in the solicitation of) stockholders for the approval of one or more stockholder proposals with respect to Parent, as described in Rule 14a-8 promulgated under the Exchange Act or otherwise, (ii) induce or attempt to induce any other individual or entity to initiate, propose or solicit any such stockholder proposal, or (iii) seek election to or seek to place a representative on the Board, except as permitted by this Agreement;

          (c) in any manner, agree, attempt, seek or propose (or make any request for permission) to deposit any Voting Securities, directly or indirectly, in any voting trust or similar arrangement or to subject any Voting Securities to any other voting or proxy agreement, arrangement or understanding, except as permitted or required by this Agreement, provided that this Section 3.1(c) shall not prohibit any such arrangement solely among the Stockholder and, if applicable, the Related DEL Owner and/or one or more of their respective Controlled Affiliates or any Qualifying Persons, provided, further, that the Stockholder and, if applicable, the Related DEL Owner shall, and shall cause each of their respective Controlled Affiliates to, comply with the other covenants and agreements contained herein;

          (d) form, join or in any way participate in a group, act inconcert with any other person or entity or otherwise take any action or actions which would cause it to be deemed a "person" (for purposes of Section 13(d) of the Exchange Act) with respect to any Voting Securities of Parent, provided that this Section 3.1 (d) shall not prohibit any such arrangement solely among the Stockholder and, if applicable, the Related DEL Owner and/or one or more of their respective Controlled Affiliates or any Qualifying Persons, provided, further, that the Stockholder and, if applicable, the Related DEL Owner shall, and shall cause each of their respective Controlled Affiliates to, comply with the other covenants and agreements contained herein;

          (e) (i) participate in or encourage the formation of any group which owns, seeks or offers to acquire beneficial ownership of any securities of Parent or rights to acquire such securities or (ii) which seeks or offers to affect control of Parent for the purpose of circumventing any provision of this Agreement, provided that Section 3.1(e)(i) hereof shall not prohibit any such arrangement solely among the Stockholder and, if applicable, the Related DEL Owner and/or one or more of their respective Controlled Affiliates or any Qualifying Persons, provided, further, that the Stockholder and, if applicable, the Related DEL Owner shall, and shall cause each of their respective Controlled Affiliates to, comply with the other covenants and agreements contained herein;

          (f) (i) solicit, seek or offer to effect, (ii) negotiate with or provide any information to any party with respect to, (iii) make any statement or proposal, whether written or oral, either alone or in concert with others, to the Board, or to any director or to any other legal or beneficial owner of Voting Securities of Parent with respect to, or (iv) otherwise make any public announcement, proposal, offer or filing under the Exchange Act, any similar statute or otherwise, or take action to cause Parent to make any such announcement, proposal, offer or filing with respect to: (A) any form of business combination or similar transaction involving Parent (other than transactions contemplated by this Agreement, the Purchase Agreements and the other Operative Agreements (as defined in each of the Purchase Agreements)) or any Subsidiary thereof, including, without limitation, a merger, tender or exchange offer or liquidation of Parent's assets, (B) any form of restructuring, recapitalization or similar transaction with respect to Parent or any Subsidiary thereof, including, without limitation, a merger, tender or exchange offer involving Parent or any Subsidiary thereof or liquidation of Parent's assets, (C) any disposition of all or substantially all of the assets of Parent, (D) any request to amend, waive or terminate any of the provisions of this Section
3.1 or (E) any proposal or other statement inconsistent with the terms of this Agreement; provided that nothing contained in this Section 3.1(f) shall be construed to prevent the Stockholder or, if applicable, the Related DEL Owner (1) from doing any of the foregoing in his or her capacity as an employee, officer or director of Parent or any Subsidiary of Parent (subject to the direction and control of the Board and any officer of Parent or such Subsidiary to which such Stockholder or, if applicable, the Related DEL Owner reports in his or her capacity as such an officer or employee) or (2) acting in his or her capacity as an employee, officer or director of Parent or any Subsidiary of Parent, from participating in, or otherwise seeking to affect (x) the outcome of discussions and votes of the Board with respect to matters coming before it or (y) decisions made or policies formulated in connection with the management and operation of the business of Parent, Parent's Subsidiaries and Affiliates, and any divisions thereof;

          (g) take any action challenging the validity or enforceability of any covenant or agreement contained in this Agreement; or

          (h) instigate, advise, assist, encourage or finance (or assist or arrange financing to or for) any Person in connection with any of the foregoing.


                             ARTICLE IV

                        TRANSFER RESTRICTIONS

          Section 4.1 Restrictions on Transfer.  During the Covenant
Period:

          (a) the Stockholder or, if applicable, the Related DEL Owner shall not effect or permit any Transfer of any Restricted Stock owned by such Stockholder pursuant to any tender or exchange offer made pursuant to
Section 14(d) of the Exchange Act, if the Board has recommended that stockholders of Parent reject such offer, and which recommendation has not been withdrawn (it being understood that the Stockholder or such Related DEL Owner, as the case may be, may not tender any Restricted Stock pursuant to such tender or exchange offer until Parent has publicly taken a position with respect to such offer or has stated that it will remain neutral or is unable to take a position with respect thereto), in accordance with Rule 14e-2 of the Exchange Act, any successor regulation or otherwise;

          (b) unless the Stockholder or, if applicable, the Related DEL Owner Transfers Restricted Stock pursuant to the provisions of Rule 144(f), in a bona fide sale transaction on a foreign securities exchange that would otherwise comply with paragraph (f) of Rule 144, if such paragraph of such rule were applicable to such sale or in an underwritten public offering pursuant to an effective registration statement under the Securities Act, the Stockholder or Related DEL Owner, as the case may be, shall take all reasonable actions to assure that no Transfer of Restricted Stock is effected if, after such Transfer, any Person (together with such Person's Affiliates and the members of any group to which such Person is a member) who acquires such Restricted Stock will own, or would reasonably be expected to own, beneficially or of record, directly or indirectly, Voting Securities representing 5% or more of the total then outstanding Voting Securities; and

          (c) the Stockholder or, if applicable, the Related DEL Owner shall not Transfer any Restricted Stock to any Related Party Transferee unless such Related Party Transferee first agrees in writing to be bound by the terms of this Agreement as if it were a Stockholder by delivering a duly executed Additional Party Signature Page to Parent.

          Section 4.2 Notice of Sale; Attempted Transfers Void. The Stockholder or, if applicable, the Related DEL Owner shall give Parent prompt notice of any Transfer of any Restricted Stock held by the Stockholder or such Related DEL Owner, as the case may be. Any attempted Transfer of Restricted Stock in violation of the provisions of this Agreement shall be null and void and of no force or effect, and the Restricted Stock subject to such attempted Transfer shall remain subject to this Agreement. Prior to any such attempted Transfer, the Stockholder shall furnish, or cause to be furnished, to Parent evidence reasonably satisfactory to Parent that such Transfer is being made in compliance with the applicable provisions of this Agreement.

          Section 4.3 Legend and Stop Transfer Order.

          (a) To assist in effectuating the provisions of this Agreement, the Stockholder and, if applicable, the Related DEL Owner hereby consents to the placement of the legend set forth below on all certificates representing Restricted Stock owned, of record or beneficially, by such Stockholder or Related DEL Owner, as the case may be, until such Restricted Stock is no longer subject to the terms of this Agreement:

           THE SHARES REPRESENTED BY THIS CERTIFICATE (THE 'SHARES') ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDER AGREEMENT, DATED AS OF OCTOBER [!], 1998, BY AND BETWEEN THE COMPANY AND THE PERSON WHOSE NAME APPEARS ON THE REVERSE HEREOF, WHICH INCLUDES, WITHOUT LIMITATION, VARIOUS ADDITIONAL RESTRICTIONS ON TRANSFER OF THE SHARES AND THE GRANTING OF CERTAIN VOTING RIGHTS, A COPY OF WHICH WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST WITHOUT CHARGE.

          (b) The Stockholder and, if applicable, the Related DEL Owner acknowledges that any Transfer of Restricted Stock, or attempted Transfer, made other than in compliance with the restrictions stated herein shall not be recognized by Parent, and that Parent may deliver a corresponding stop-transfer order to its transfer agent. Subject to the requirements hereof, at any time after Restricted Stock is no longer subject to the provisions of this Agreement, upon the written request of the holder thereof, Parent shall remove the legend set forth in Section 4.3(a) hereof from the certificate(s) representing such Restricted Stock or replace such certificate(s) with certificate(s) not bearing such legend

                              ARTICLE V

                               VOTING

          Section 5.1 Obligation to be Counted for Quorum. During the Covenant Period, the Stockholder and, if applicable, the Related DEL Owner (with respect to any Voting Securities for which such Related DEL Owner has voting power) shall be (and shall cause each Controlled Affiliate thereof that holds Voting Securities to be) present, in person or by proxy (and without further action, Parent and the Stockholder and, if applicable, such Related DEL Owner hereby agree that the Stockholder and/or such Related DEL Owner, as the case may be, shall be deemed to be present), at all meetings of stockholders of Parent at which one or more of the matters described in
Section 5.2 or 5.3 hereof is to be submitted to a vote of the stockholders of Parent so that all Voting Securities owned, beneficially or of record, by the Stockholder or such Related DEL Owner, as the case may be (or any such Controlled Affiliates), may be counted for purposes of determining the presence of a quorum at such meetings; provided, that with respect to meetings at which any action is proposed to be taken regarding matters other than for which the irrevocable proxy granted pursuant to Section 5.2 or 5.3 hereof is applicable, the Stockholder or such related DEL Owner, as the case may be, shall be deemed not to be in breach of this Section 5.1 with respect to any such meeting if (a) Parent shall fail to give the Stockholder or such related DEL Owner, as the case may be, timely and proper notice of such meeting together with (i) a form of proxy appointing one or more persons designated by the Board to act as proxy for the Stockholder or such related DEL Owner, as the case may be, and (ii) instructions for the execution of such proxy by the Stockholder or such Related DEL Owner, as the case may be, and return of such proxy by ordinary mail, or (b) if the Stockholder or such Related DEL Owner, as the case may be, executes and returns such proxy in accordance with such instructions, the person or persons appointed to act for the Stockholder or such Related DEL Owner, as the case may be, in such proxy shall fail for any reason to attend such meeting on behalf of the Stockholder or such related DEL Owner, as the case may be, and be counted for purposes of determining the presence of a quorum.

          Section 5.2 Maintenance of Board Composition. During the Covenant Period, the Stockholder and, if applicable, the Related DEL Owner (with respect to any Voting Securities for which such Related DEL Owner has voting power) agrees to take (and to cause each Controlled Affiliate thereof that holds Voting Securities to take) any and all Necessary Action (as defined below) so as to cause (and in accordance with Section 2-507 of the General Corporation Law of Maryland hereby grants to the individual serving from time to time as the corporate secretary of Parent an irrevocable proxy during the Covenant Period to vote any shares of Voting Securities held by the Stockholder or such Related DEL Owner, as the case may be, for the purpose of causing) the composition of the Board to be as set forth in Article X of the Amended and Restated Bylaws of Parent attached hereto as Annex A (including, without limitation, voting at any meeting of the stockholders of Parent in favor of any nominee for a director of Parent proposed by any Nominating Committee). "Necessary Action" for the purposes hereof means any and all actions within the Stockholder's or such Related DEL Owner's, as the case may be (or such Controlled Affiliate's), power and authority as a stockholder of Parent or, if applicable, as a director or officer of Parent, subject to any applicable fiduciary or legal limitations, which actions may include (subject to the foregoing limitations): (a) providing written consents with respect to the Voting Securities for which such Stockholder or such Related DEL Owner, as the case may be (or such Controlled Affiliate), has voting power, (b) calling special meetings of the stockholders of Parent or, if applicable, the Board, (c) waiving notice with respect to such meetings, (d) attending meetings of stockholders (either in person or by proxy) or, if applicable, the Board (either in person or by conference telephone), (e) acting to fill vacancies in directorships on the Board and
(f) voting in favor of any required amendments to the Articles of Incorporation or Bylaws of Parent; provided that the Stockholder or such Related DEL Owner, as the case may be, shall be deemed not to be in breach of any requirement of this Section 5.2 with respect to attending or voting at any meeting of the stockholders of Parent if (x) Parent shall fail to give the Stockholder or such Related DEL Owner, as the case may be, timely and proper notice of such meeting together with (1) if the proxy described above is not applicable, a form of proxy appointing one or more persons designated by the Board to act as proxy for the Stockholder or such Related DEL Owner, as the case may be, and (2) instructions for the execution of such proxy by the Stockholder or such Related DEL Owner, as the case may be, and return of such proxy by ordinary mail, or (y) if the Stockholder or such Related DEL Owner, as the case may be, executes and returns such proxy in accordance with such instructions, the person or persons appointed to act for the Stockholder or such Related DEL Owner, as the case may be, in such proxy shall fail for any reason to attend such meeting or exercise the voting power granted pursuant to such proxy.

          Section 5.3 Voting by the Stockholder. During the Covenant Period, the Stockholder and, if applicable, the Related DEL Owner (with respect to any Voting Securities for which such Related DEL owner has voting power) agrees to vote (and to cause each Controlled Affiliate thereof that holds Voting Securities to vote) all Voting Securities with respect to which the Stockholder or such Related DEL Owner, as the case may be (or such Controlled Affiliate), has voting power (and in accordance with Section 2-507 of the General Corporation Law of Maryland hereby grants to the individual serving from time to time as the corporate secretary of Parent an irrevocable proxy during the Covenant Period to vote any share of Voting Securities held by the Stockholder or such Related DEL Owner, as the case may be) in accordance with the recommendation or direction of the Board on all matters (a) submitted to the vote of stockholders of Parent which have been proposed by any stockholder or stockholders, as to which the Board has recommended against approving (and such recommendation has not been withdrawn or changed to a recommendation for approval) or
(b) relating to any merger or consolidation involving Parent, any sale of all or substantially all of Parent's assets or any similar transactions, as to which the Board has recommended against approving (and such recommendation has not been withdrawn or changed to a recommendation for approval).


                             ARTICLE VI

                       MATTERS RELATING TO THE
REGISTRATION RIGHTS AGREEMENT

          Section 6.1 Registration Rights. The Stockholder and, if applicable, the Related DEL Owner hereby agrees that, during the Covenant Period, if Parent proposes to file a registration statement under the Securities Act with respect to an offering for its own account or for the account of others of any class of Voting Security (other than a registration statement (i) on Form S-4 or S-8 (or any successor form), or
(ii) filed in connection with an exchange offer or an offering of securities solely to Parent's then existing stockholders), then, at the sole discretion of the Board, Parent may (unless Parent is registering JLW Registrable Securities, in which case Parent shall) offer holders of DEL Registrable Securities the opportunity to register such DEL Registrable Securities in such offering, in accordance with the terms of such offering by in each case giving written notice of such proposed filing to holders of DEL Registrable Securities at least 20 days before the anticipated filing date.

          Section 6.2 Notification; Reduction.

          (a) The holder of Registrable Securities shall notify Parent promptly (and in no event later than 10 days after notice) of his, her or its desire to include such Registrable Securities in the registration statement. In the event that any registration effected pursuant to this
Article VI shall involve, in whole or in part, a firm commitment underwritten public offering of Common Stock, and the managing underwriter of such offering shall be of the opinion that the inclusion of the number of JLW Registrable Securities and the DEL Registrable Securities sought to be included therein would materially and adversely affect the distribution of the securities to be sold, the total number of shares of Common Stock allocable to holders of JLW Registrable Securities and holders of DEL Registrable Securities which such underwriter indicates may be included therein shall be allocated among the holders of JLW Registrable Securities, as a group, and the holders of DEL Registrable Securities, as a group, on the basis of the ratio of the aggregate number of JLW Registrable Securities or DEL Registrable Securities, as owned by such group on the Closing Date, as the case may be, to the aggregate number of JLW Registrable Securities and DEL Registrable Securities owned by both such groups as of the Closing Date; provided that, if either such group does not use its entire allocation, the remaining shares allocated to such group may be used by the other group. Any such shares allocated to the holders of DEL Registrable Securities shall be apportioned among such holders on a pro rata basis or any other method upon which the Parent Employee Directors may agree. If the number of DEL Registrable Securities requested to be included in such registration statement exceeds the number of shares allocated to the holders of DEL Registrable Securities, as a group, the available shares shall be apportioned among the members of such group on a pro rata basis (on the basis of the number of DEL Registrable Securities owned by the applicable holders or any other method upon which the Parent Employee Directors may agree).

          (b) Notwithstanding anything to the contrary contained in this Article VI, Parent may withdraw any registration statement referred to in this Article VI at any time for any reason without thereby incurring any liability to any other party hereto.

          Section 6.3 Registration Procedures.

          (a) If and when any Registrable Securities are to be registered pursuant to this Article VI, Parent will as expediently as possible:

               (i) furnish to the holder of Registrable Securities such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus), including any amendments and supplements thereto, and other documents as such Person reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

               (ii) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the holder of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that Parent shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

               (iii) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of Parent is then listed;

               (iv) immediately notify the holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or if it is necessary to amend or supplement such prospectus to comply with the law, in which case the holder of Registrable Securities shall immediately cease delivery of such prospectus and Parent will, at the request of such holder of Registrable Securities, prepare and furnish to such holder of Registrable Securities a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares of Registrable Securities, such prospectus, as amended or supplemented, will comply with the law;

               (v) as necessary to satisfy applicable due diligence requirements, make available for inspection by the holder of Registrable Securities and any attorney, accountant or other agent retained by such holder of Registrable Securities, subject to reasonable agreements regarding confidentiality, financial and other records, pertinent corporate documents and properties of Parent, and cause Parent's officers, directors and employees to supply all information reasonably requested by such holder of Registrable Securities, attorney, accountant or agent, in connection with such registration statement; and

               (vi) issue to any underwriter to which any holder of Registrable Securities may sell such Registrable Securities in connection with any such registrations (and to any direct or indirect transferee of any such underwriter or to such holder of Registrable Securities, if such registered offering is not underwritten) certificates evidencing such Registrable Securities without any legend restricting the transferability of the shares of the holder of Registrable Securities.

          (b) In connection with each registration hereunder, the holder of Registrable Securities will furnish to Parent in writing such information with respect to himself, herself or itself and the proposed distribution by such holder as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

          (c) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, Parent shall give the holder of Registrable Securities and his, her or its counsel and accountants, the opportunity to review such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto.

          (d)   In connection with each registration pursuant to this
Article VI covering an underwritten public offering, Parent and the holder of Registrable Securities agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of Parent's size and investment stature; provided, however, that the holder of Registrable Securities shall not be required to make any representations, warranties or covenants relating to Parent and that Parent shall make such representations, warranties and covenants.

          Section 6.4 Expenses. (a) All expenses incurred by Parent in complying with this Article VI, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for Parent, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements not to exceed $50,000 for one counsel for all holders of DEL Registrable Securities who are participating in such offering, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses".

          (b) Parent will pay all Registration Expenses in accordance with each registration statement under this Article VI. All Selling Expenses in connection with each registration statement under this Article VI shall be borne by the participating holders in proportion to the number of shares sold by each, or by such participating holders other than Parent (except to the extent Parent shall be a seller) as they may otherwise agree.

          Section 6.5 Indemnification and Contribution. (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to this Article VI, Parent will indemnify and hold harmless the holder of Registrable Securities and each other person, if any, who controls such holder of Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, or other foreign, federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which DEL Registrable Securities of such holder of Registrable Securities were registered under the Securities Act pursuant to this Article VI, any preliminary prospectus or final prospectus contained therein, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action , provided, however, that Parent will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information pertaining to such holder of Registrable Securities or any such controlling person furnished to Parent by such holder of Registrable Securities or any such controlling person in writing specifically for use in such registration statement or prospectus, and provided further that, in the case of an offering that is not a firm commitment underwritten public offering, with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, such indemnity in this subsection (a) shall not inure to the benefit of any holder of Registrable Securities if the person asserting any such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof did not receive a copy of an amended preliminary prospectus or final prospectus (or final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary prospectus or final prospectus (or final prospectus as amended and supplemented).

          (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to this Article VI, the holder of Registrable Securities will indemnify and hold harmless Parent, each person, if any, who controls Parent within the meaning of the Securities Act, each officer of Parent who signs the registration statement, each director of Parent, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which Parent or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities was registered under the Securities Act pursuant to this Article VI, any preliminary prospectus or final prospectus contained therein, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Parent and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such holder of Registrable Securities will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such holder of Registrable Securities furnished in writing to Parent by such holder of Registrable Securities specifically for use in such registration statement or prospectus, and provided, further, however, that any liability of the holder of Registrable Securities hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such holder of Registrable Securities under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such holder of Registrable Securities from the sale of Registrable Securities covered by such registration statement, net of all Selling Expenses actually borne by such holder of Registrable Securities.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Article VI and shall relieve it only for any liability which it may have to such indemnified party under this Article VI if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Article VI for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with one counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel (limited to one for all indemnified parties) and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right or appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such holder or any such controlling person in circumstances for which indemnification is provided under this
Section 6.5, then, and in each such case, Parent and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion that such holder is responsible for the portion represented by the percentage that the public offering price of all Registrable Securities offered by such holder pursuant to the registration statement bears to the public offering price of all securities offered by all sellers (including Parent) pursuant to such registration statement, and that Parent is responsible for the remaining portion, provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of such Registrable Securities offered by him, her or it pursuant to such registration statement net of all Selling Expenses actually borne by such holder of Registrable Securities; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


                             ARTICLE VII

                               GENERAL

                Section 7.1Specific Enforcement; Other Remedies. Each party hereto (other than Parent) acknowledges and agrees that Parent would be irreparably damaged in the event any of the provisions of this Agreement were not performed by such party in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States (or any state thereof) or country having jurisdiction, in addition to any other remedy to which Parent may be entitled at law or equity.

           Section 7.2Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby (unless such a construction is unreasonable).

           Section 7.3Headings. The Article and Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           Section 7.4Notices. All notices, requests, demands and other communications made under or by reason of the provisions of this Agreement shall be in writing and shall be given by hand-delivery, air courier or telecopier (with a copy also sent by hand delivery or air courier, which shall not alter the time at which the telecopier notice is deemed received), in each case addressed to the party to be notified, in the case of Parent, at LaSalle Partners Incorporated, 200 East Randolph Drive Chicago, Illinois 60601, Attn: Chief Financial Officer and, in the case of any other party hereto, at the address set forth on the signature page hereto or any Additional Party Signature Page, as applicable, or such other address of a party as such party shall have specified by prior written notice to the other party in accordance with this Section 7.4. Such notices shall be deemed given: at the time personally delivered, if delivered by hand with receipt acknowledged; at the time received if sent certified or registered mail; upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error, if telecopied, and the second business day after timely delivery to the courier, if sent by air courier.

           Section 7.5Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without giving effect to the conflicts-of-law provisions thereof.

           Section 7.6 Jurisdiction. Each of the parties hereto hereby expressly and irrevocably submits to the non-exclusive personal jurisdiction of the United States District Court for the Northern District of Illinois, and to the jurisdiction of any other competent court of the State of Illinois located in the County of Cook (collectively, the "Illinois Courts"), preserving, however, all rights of removal to such federal court under 28 U.S.C. ' 1441, in connection with all disputes arising out of or in connection with this Agreement and agrees not to commence any litigation relating thereto except in such courts; provided that if the aforementioned courts do not have subject matter jurisdiction, then the proceeding shall be brought in any other state or federal court located in the State of Illinois, preserving, however, all rights of removal to such federal court under 28 U.S.C. ' 1441. Notwithstanding the foregoing, the parties hereto agree that no suit, action or proceeding may be brought in any state court in the State of Illinois unless jurisdiction is unavailable in any federal court in the State of Illinois. Each party hereby waives the right to any other jurisdiction or venue for any litigation arising out of or in connection with this Agreement or the transactions contemplated hereby to which any of them may be entitled by reason of its present or future domicile. Notwithstanding the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Illinois Courts in any other court or jurisdiction.

           Section 7.7Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 7.6 hereof in any such action or proceeding by giving copies thereof by hand-delivery or air courier to his, her or its address, as specified herein; provided, that the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

           Section 7.8 WAIVER OF JURY TRIAL.  EACH PARTY HEREBY WAIVES
(TO THE FULLEST EXTENT PERMITTED BY LAW) ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, EXCEPT WITH THE WRITTEN CONSENT OF EACH OF THE PARTIES, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

           Section 7.9Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supercedes the Registration Rights Agreement to the extent that the Stockholder had any rights thereunder.

           Section 7.10 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns, but this Agreement (or any of the rights hereunder) may not be assigned by any party without the written consent of the other party.

           Section 7.11 Amendment and Modification. This Agreement may not be amended, modified or supplemented except by an agreement in writing signed by both of the parties hereto.

           Section 7.12 Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the Stockholder and Parent have caused this Agreement to be duly executed as of the day and year first above written.

                                 LASALLE PARTNERS
                                   INCORPORATED


                              By:
                                   Name:
                                   Title:

                                 STOCKHOLDER:



                                 Name:
                              Address:



                              Telephone:
                              Fax:


                                 RELATED DEL OWNER (if applicable)



                                 Name:
                              Address:



                              Telephone:
                              Fax:

                                                    EXHIBIT A

                   ADDITIONAL PARTY SIGNATURE PAGE

           IN WITNESS WHEREOF, the Stockholder, if applicable, the Related DEL Owner and Parent have caused this Agreement to be duly executed as of the day and year first above written.

                                 LASALLE PARTNERS
                                   INCORPORATED


                              By:
                                   Name:
                                   Title:

                                 STOCKHOLDER:



                                 Name:
                              Address:



                              Telephone:
                              Fax:

                                 RELATED DEL OWNER (if applicable)



                                 Name:
                              Address:



                              Telephone:
                              Fax: